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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Efficient Networks, Inc.:

     We consent to the use of our reports on the consolidated financial statements of Efficient Networks, Inc. incorporated by reference herein, which reports appear in the Efficient Networks, Inc. Registration Statement on Form S-1 (Registration No. 333-94289) declared effective by the Commission on February 2, 2000.

                                                  KPMG LLP


Dallas, Texas

September 5, 2000